Principal Funds, Inc.
Supplement dated October 16, 2026
to the Prospectus and Statement of Additional Information
dated December 31, 2025 (both as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

MANAGEMENT OF THE FUNDS
Effective October 19, 2026, under Fees Paid to PGI, delete the first paragraph and replace with the following:
Each Fund, with the exception of the Capital Securities Fund, pays PGI a fee for its services, which includes the fee PGI pays to sub-advisors, as applicable, and State Street Bank and Trust for fund administration, fund accounting, and other services.

ADDITIONAL INFORMATION
Effective October 19, 2026, delete the third paragraph and replace with the following:
The Registrant has entered into a management agreement with PGI. The Registrant and/or PGI, on behalf of the Funds, enter into contractual arrangements with various parties, including, among others, the Funds' sub-advisors, distributor, transfer agent, sub-administration agent and custodian, who provide services to the Funds. These arrangements are between the Registrant and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Registrant or any Fund.
The changes described below are being made to the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective October 19, 2026, under Fund Operating Expenses, delete the first paragraph and replace with the following:
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, PGI is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of each Fund with the SEC; compensation of personnel, officers, and Board Members who are affiliated with PGI; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Funds. Accounting services customarily required by investment companies are provided to each Fund by PGI, under the terms of the Management Agreement, except for certain services provided to the Funds by State Street Bank and Trust Company specified under the section Fund Custodians and Sub-Administrator below.

Effective October 19, 2026, delete the section titled Custodian and replace with the following:
Fund Custodians and Sub-Administrator
State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian and sub-administrator. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016.
PGI has entered into a Sub-Administrative Services Agreement with State Street, under which State Street provides necessary administrative and treasury services, including financial reporting for the maintenance and operations of the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. State Street also provides fund accounting services and is responsible for maintaining the books and records and calculating the daily net asset value of the Funds. PGI is ultimately responsible for such services pursuant to a Management Agreement with PFI.
Under the Custody Agreement with PFI, State Street maintains separate accounts for cash, securities, and other assets of each Fund, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of PFI, to deliver securities held by State Street and to make payments for securities purchased by PFI for each Fund. Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside of the United States.
The Bank of New York Mellon, One Wall Street, New York, NY 10286 serves as a custodian to certain Funds for certain securities, including sanctioned Russian securities, held by those Funds. Bank of New York Mellon performs no managerial or policy-making functions for the Funds. Prior to October 19, 2026, The Bank of New York Mellon served as the Funds’ sole custodian.
Effective October 19, 2026, delete the first paragraph under the section Securities Lending Agent and replace with the following:
Securities Lending Agent
State Street serves as the securities lending agent for the Funds to the extent that they participate in securities lending. Prior to October 19, 2026, The Bank of New York Mellon served as securities lending agent for the Funds.
The services provided by State Street, as securities lending agent for the Funds, include: coordinating, with the Funds, the selection of securities to be loaned; negotiating loan terms; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating collateral movements; monitoring dividends; and transferring, recalling, and arranging the return of loaned securities to the Funds upon loan termination.
Information regarding securities lending during the Funds’ fiscal year ended August 31, 2025 is in the table below. The Bank of New York Mellon served as securities lending agent for the Funds for the fiscal year ended August 31, 2025.

PORTFOLIO HOLDINGS DISCLOSURE
Effective October 19, 2026, under Policy, in the list of third parties receiving non-public holdings information, delete 5) and 6) and replace with the following:
5)To certain Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to those Funds;
6)To the Funds’ custodian and sub-administrator, State Street Bank and Trust Company, in connection with the custodial services and administrative services it provides to the Funds; and
7)Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.
2